UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 25, 2005

                     STRUCTURED ASSET SECURITIES CORPORATION
            Mortgage Pass-Through Certificates, Series 2005-WF1 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-120575-06       54-2168049
Pooling and Servicing Agreement)      (Commission         54-2168050
(State or other                       File Number)        54-2168051
jurisdiction                                              54-2168052
of Incorporation)                                         IRS EIN



       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On April 25, 2005 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 2005-WF1 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description
           EX-99.1                      Monthly report distributed to holders of
                                        Mortgage Pass-Through Certificates,
                                        Series 2005-WF1 Trust, relating to the
                                        April 25, 2005 distribution.


           EX-99.2                      Murrayhill Credit Risk Manager Report


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                     STRUCTURED ASSET SECURITIES CORPORATION
            Mortgage Pass-Through Certificates, Series 2005-WF1 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Securities Administrator
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President
              Date:  4/27/2005

                                INDEX TO EXHIBITS

Exhibit Number            Description
EX-99.1                   Monthly report distributed to holders of Mortgage
                          Pass-Through Certificates, Series 2005-WF1 Trust, relating to the April 25, 2005 distribution.

EX-99.2                   Murrayhill Credit Risk Manager Report


                   EX-99.1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates


Record Date:             3/31/2005
Distribution Date:       4/25/2005


Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-WF1


Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660







                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

      A1         86359BV40              SEN             2.94000%     355,381,514.83         899,707.54      23,933,249.83
      A2         86359BV57              SEN             3.05000%     340,208,000.00         893,518.51               0.00
      A3         86359BV65              SEN             3.18000%      71,071,000.00         194,616.09               0.00
      M1         86359BV73              MEZ             3.29000%      44,602,000.00         126,359.94               0.00
      M2         86359BV81              MEZ             3.32000%      30,987,000.00          88,588.39               0.00
      M3         86359BV99              MEZ             3.34000%       9,859,000.00          28,355.58               0.00
      M4         86359BW23              MEZ             3.60000%      12,676,000.00          39,295.60               0.00
      M5         86359BW31              MEZ             3.61000%       8,920,000.00          27,728.81               0.00
      M6         86359BW49              MEZ             3.65000%       7,981,000.00          25,084.73               0.00
      M7         86359BW56              MEZ             4.12000%       7,512,000.00          26,650.91               0.00
      M8         86359BW64              MEZ             4.22000%       4,695,000.00          17,061.11               0.00
      M9         86359BV24              MEZ             5.15000%       9,390,000.00          41,642.04               0.00
      B1         86359BV32              SUB             5.35000%       7,512,000.00          34,607.37               0.00
      B2         86359BW72              SUB             5.35000%       4,695,000.00          21,629.60               0.00
       X         SAC05WF1X              SEN             0.00000%               0.00       2,975,955.76               0.00
       P         SAC05WF1P              SEN             0.00000%             100.00         282,957.20               0.00
       R         SAC5WF1R1              RES             0.00000%               0.00               0.00               0.00
Totals                                                               915,489,614.83       5,723,759.18      23,933,249.83

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A1                            0.00     331,448,265.00      24,832,957.37               0.00
A2                            0.00     340,208,000.00         893,518.51               0.00
A3                            0.00      71,071,000.00         194,616.09               0.00
M1                            0.00      44,602,000.00         126,359.94               0.00
M2                            0.00      30,987,000.00          88,588.39               0.00
M3                            0.00       9,859,000.00          28,355.58               0.00
M4                            0.00      12,676,000.00          39,295.60               0.00
M5                            0.00       8,920,000.00          27,728.81               0.00
M6                            0.00       7,981,000.00          25,084.73               0.00
M7                            0.00       7,512,000.00          26,650.91               0.00
M8                            0.00       4,695,000.00          17,061.11               0.00
M9                            0.00       9,390,000.00          41,642.04               0.00
B1                            0.00       7,512,000.00          34,607.37               0.00
B2                            0.00       4,695,000.00          21,629.60               0.00
X                             0.00               0.00       2,975,955.76               0.00
P                             0.00             100.00         282,957.20               0.00
R                             0.00               0.00               0.00               0.00
Totals                        0.00     891,556,365.00      29,657,009.01               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A1                  374,189,000.00       355,381,514.83               0.00     23,933,249.83             0.00           0.00
A2                  340,208,000.00       340,208,000.00               0.00              0.00             0.00           0.00
A3                   71,071,000.00        71,071,000.00               0.00              0.00             0.00           0.00
M1                   44,602,000.00        44,602,000.00               0.00              0.00             0.00           0.00
M2                   30,987,000.00        30,987,000.00               0.00              0.00             0.00           0.00
M3                    9,859,000.00         9,859,000.00               0.00              0.00             0.00           0.00
M4                   12,676,000.00        12,676,000.00               0.00              0.00             0.00           0.00
M5                    8,920,000.00         8,920,000.00               0.00              0.00             0.00           0.00
M6                    7,981,000.00         7,981,000.00               0.00              0.00             0.00           0.00
M7                    7,512,000.00         7,512,000.00               0.00              0.00             0.00           0.00
M8                    4,695,000.00         4,695,000.00               0.00              0.00             0.00           0.00
M9                    9,390,000.00         9,390,000.00               0.00              0.00             0.00           0.00
B1                    7,512,000.00         7,512,000.00               0.00              0.00             0.00           0.00
B2                    4,695,000.00         4,695,000.00               0.00              0.00             0.00           0.00
X                     4,704,921.88                 0.00               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00
R                             0.00                 0.00               0.00              0.00             0.00           0.00
Totals              939,002,021.88       915,489,614.83               0.00     23,933,249.83             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A1                   23,933,249.83       331,448,265.00       0.88577768       23,933,249.83
 A2                            0.00       340,208,000.00       1.00000000                0.00
 A3                            0.00        71,071,000.00       1.00000000                0.00
 M1                            0.00        44,602,000.00       1.00000000                0.00
 M2                            0.00        30,987,000.00       1.00000000                0.00
 M3                            0.00         9,859,000.00       1.00000000                0.00
 M4                            0.00        12,676,000.00       1.00000000                0.00
 M5                            0.00         8,920,000.00       1.00000000                0.00
 M6                            0.00         7,981,000.00       1.00000000                0.00
 M7                            0.00         7,512,000.00       1.00000000                0.00
 M8                            0.00         4,695,000.00       1.00000000                0.00
 M9                            0.00         9,390,000.00       1.00000000                0.00
 B1                            0.00         7,512,000.00       1.00000000                0.00
 B2                            0.00         4,695,000.00       1.00000000                0.00
 X                             0.00                 0.00       0.00000000                0.00
 P                             0.00               100.00       1.00000000                0.00
 R                             0.00                 0.00       0.00000000                0.00

 Totals               23,933,249.83       891,556,365.00       0.94947225       23,933,249.83

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A1                      374,189,000.00       949.73800627        0.00000000        63.96032441         0.00000000
A2                      340,208,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A3                       71,071,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M1                       44,602,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2                       30,987,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3                        9,859,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                       12,676,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                        8,920,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                        7,981,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M7                        7,512,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M8                        4,695,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M9                        9,390,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
B1                        7,512,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
B2                        4,695,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
X                         4,704,921.88         0.00000000        0.00000000         0.00000000         0.00000000
P                               100.00      1000.00000000        0.00000000         0.00000000         0.00000000
R                                 0.00         0.00000000        0.00000000         0.00000000         0.00000000

(2) All classes are per $1,000 denomination.




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A1                      0.00000000        63.96032441       885.77768187        0.88577768        63.96032441
A2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M7                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M8                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M9                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
B1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
B2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
X                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
P                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A1                  374,189,000.00         2.94000%     355,381,514.83         899,707.54              0.00               0.00
A2                  340,208,000.00         3.05000%     340,208,000.00         893,518.51              0.00               0.00
A3                   71,071,000.00         3.18000%      71,071,000.00         194,616.09              0.00               0.00
M1                   44,602,000.00         3.29000%      44,602,000.00         126,359.94              0.00               0.00
M2                   30,987,000.00         3.32000%      30,987,000.00          88,588.39              0.00               0.00
M3                    9,859,000.00         3.34000%       9,859,000.00          28,355.58              0.00               0.00
M4                   12,676,000.00         3.60000%      12,676,000.00          39,295.60              0.00               0.00
M5                    8,920,000.00         3.61000%       8,920,000.00          27,728.81              0.00               0.00
M6                    7,981,000.00         3.65000%       7,981,000.00          25,084.73              0.00               0.00
M7                    7,512,000.00         4.12000%       7,512,000.00          26,650.91              0.00               0.00
M8                    4,695,000.00         4.22000%       4,695,000.00          17,061.11              0.00               0.00
M9                    9,390,000.00         5.15000%       9,390,000.00          41,642.04              0.00               0.00
B1                    7,512,000.00         5.35000%       7,512,000.00          34,607.37              0.00               0.00
B2                    4,695,000.00         5.35000%       4,695,000.00          21,629.60              0.00               0.00
X                     4,704,921.88         0.00000%     915,583,850.78               0.00              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00
R                             0.00         0.00000%               0.00               0.00              0.00               0.00
Totals              939,002,021.88                                           2,464,846.22              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A1                            0.00               0.00           899,707.54              0.00        331,448,265.00
A2                            0.00               0.00           893,518.51              0.00        340,208,000.00
A3                            0.00               0.00           194,616.09              0.00         71,071,000.00
M1                            0.00               0.00           126,359.94              0.00         44,602,000.00
M2                            0.00               0.00            88,588.39              0.00         30,987,000.00
M3                            0.00               0.00            28,355.58              0.00          9,859,000.00
M4                            0.00               0.00            39,295.60              0.00         12,676,000.00
M5                            0.00               0.00            27,728.81              0.00          8,920,000.00
M6                            0.00               0.00            25,084.73              0.00          7,981,000.00
M7                            0.00               0.00            26,650.91              0.00          7,512,000.00
M8                            0.00               0.00            17,061.11              0.00          4,695,000.00
M9                            0.00               0.00            41,642.04              0.00          9,390,000.00
B1                            0.00               0.00            34,607.37              0.00          7,512,000.00
B2                            0.00               0.00            21,629.60              0.00          4,695,000.00
X                             0.00               0.00         2,975,955.76              0.00        891,770,519.83
P                             0.00               0.00           282,957.20              0.00                100.00
R                             0.00               0.00                 0.00              0.00                  0.00
Totals                        0.00               0.00         5,723,759.18              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.



                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A1                    374,189,000.00         2.94000%       949.73800627        2.40442007         0.00000000         0.00000000
A2                    340,208,000.00         3.05000%      1000.00000000        2.62638889         0.00000000         0.00000000
A3                     71,071,000.00         3.18000%      1000.00000000        2.73833336         0.00000000         0.00000000
M1                     44,602,000.00         3.29000%      1000.00000000        2.83305547         0.00000000         0.00000000
M2                     30,987,000.00         3.32000%      1000.00000000        2.85888889         0.00000000         0.00000000
M3                      9,859,000.00         3.34000%      1000.00000000        2.87611117         0.00000000         0.00000000
M4                     12,676,000.00         3.60000%      1000.00000000        3.10000000         0.00000000         0.00000000
M5                      8,920,000.00         3.61000%      1000.00000000        3.10861099         0.00000000         0.00000000
M6                      7,981,000.00         3.65000%      1000.00000000        3.14305601         0.00000000         0.00000000
M7                      7,512,000.00         4.12000%      1000.00000000        3.54777822         0.00000000         0.00000000
M8                      4,695,000.00         4.22000%      1000.00000000        3.63388924         0.00000000         0.00000000
M9                      9,390,000.00         5.15000%      1000.00000000        4.43472204         0.00000000         0.00000000
B1                      7,512,000.00         5.35000%      1000.00000000        4.60694489         0.00000000         0.00000000
B2                      4,695,000.00         5.35000%      1000.00000000        4.60694356         0.00000000         0.00000000
X                       4,704,921.88         0.00000%    194601.28651063        0.00000000         0.00000000         0.00000000
P                             100.00         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
R                               0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000

(5) All classes are per $1000 denomination


                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A1                      0.00000000         0.00000000         2.40442007        0.00000000       885.77768187
A2                      0.00000000         0.00000000         2.62638889        0.00000000      1000.00000000
A3                      0.00000000         0.00000000         2.73833336        0.00000000      1000.00000000
M1                      0.00000000         0.00000000         2.83305547        0.00000000      1000.00000000
M2                      0.00000000         0.00000000         2.85888889        0.00000000      1000.00000000
M3                      0.00000000         0.00000000         2.87611117        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         3.10000000        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         3.10861099        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         3.14305601        0.00000000      1000.00000000
M7                      0.00000000         0.00000000         3.54777822        0.00000000      1000.00000000
M8                      0.00000000         0.00000000         3.63388924        0.00000000      1000.00000000
M9                      0.00000000         0.00000000         4.43472204        0.00000000      1000.00000000
B1                      0.00000000         0.00000000         4.60694489        0.00000000      1000.00000000
B2                      0.00000000         0.00000000         4.60694356        0.00000000      1000.00000000
X                       0.00000000         0.00000000       632.51969659        0.00000000    189539.92065645
P                       0.00000000         0.00000000   2829572.00000000        0.00000000      1000.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               30,048,858.52
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                        30,048,858.52

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              391,849.51
     Payment of Interest and Principal                                                                29,657,009.01
Total Withdrawals (Pool Distribution Amount)                                                          30,048,858.52

Ending Balance                                                                                                 0.00

                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00
Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00


                                                   SERVICING FEES

Gross Servicing Fee                                                                                      383,414.39
Credit Risk Manager's Fee                                                                                  8,435.12
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                        391,849.51




                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Reserve Fund                                          1,000.00         568,367.12        568,367.12          1,000.00
Financial Guaranty                                        0.00         641,948.21              0.00              0.00
Financial Guaranty                                        0.00               0.00        559,116.19              0.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                     DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         7                      0                       0                       7
                                  975,141.66             0.00                    0.00                    975,141.66

30 Days   27                      0                      0                       0                       27
          3,614,019.96            0.00                   0.00                    0.00                    3,614,019.96

60 Days   4                       0                      15                      0                       19
          577,506.52              0.00                   1,652,657.57            0.00                    2,230,164.09

90 Days   0                       0                      1                       0                       1
          0.00                    0.00                   320,000.00              0.00                    320,000.00

120 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    31                      7                      16                      0                       54
          4,191,526.48            975,141.66             1,972,657.57            0.00                    7,139,325.71


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.118704%              0.000000%               0.000000%               0.118704%
                                  0.108709%              0.000000%               0.000000%               0.108709%

30 Days   0.457860%               0.000000%              0.000000%               0.000000%               0.457860%
          0.402893%               0.000000%              0.000000%               0.000000%               0.402893%

60 Days   0.067831%               0.000000%              0.254367%               0.000000%               0.322198%
          0.064381%               0.000000%              0.184239%               0.000000%               0.248620%

90 Days   0.000000%               0.000000%              0.016958%               0.000000%               0.016958%
          0.000000%               0.000000%              0.035674%               0.000000%               0.035674%

120 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.525691%               0.118704%              0.271324%               0.000000%               0.915720%
          0.467273%               0.108709%              0.219913%               0.000000%               0.795895%



                                                  Delinquency Status By Groups

                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1                       No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    1                     0                    0                    1
                                              68,668.78             0.00                 0.00                 68,668.78

 30 Days                 6                    0                     0                    0                    6
                         425,385.03           0.00                  0.00                 0.00                 425,385.03

 60 Days                 3                    0                     3                    0                    6
                         254,860.06           0.00                  293,525.74           0.00                 548,385.80

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  9                    1                     3                    0                    13
                         680,245.09           68,668.78             293,525.74           0.00                 1,042,439.61



 0-29 Days                                    0.063613%             0.000000%            0.000000%            0.063613%
                                              0.028572%             0.000000%            0.000000%            0.028572%

 30 Days                 0.381679%            0.000000%             0.000000%            0.000000%            0.381679%
                         0.176995%            0.000000%             0.000000%            0.000000%            0.176995%

 60 Days                 0.190840%            0.000000%             0.190840%            0.000000%            0.381679%
                         0.106043%            0.000000%             0.122131%            0.000000%            0.228174%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.572519%            0.063613%             0.190840%            0.000000%            0.826972%
                         0.283038%            0.028572%             0.122131%            0.000000%            0.433741%



                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2                       No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    6                     0                    0                    6
                                              906,472.88            0.00                 0.00                 906,472.88

 30 Days                 21                   0                     0                    0                    21
                         3,188,634.93         0.00                  0.00                 0.00                 3,188,634.93

 60 Days                 1                    0                     12                   0                    13
                         322,646.46           0.00                  1,359,131.83         0.00                 1,681,778.29

 90 Days                 0                    0                     1                    0                    1
                         0.00                 0.00                  320,000.00           0.00                 320,000.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  22                   6                     13                   0                    41
                         3,511,281.39         906,472.88            1,679,131.83         0.00                 6,096,886.10



 0-29 Days                                    0.138728%             0.000000%            0.000000%            0.138728%
                                              0.138038%             0.000000%            0.000000%            0.138038%

 30 Days                 0.485549%            0.000000%             0.000000%            0.000000%            0.485549%
                         0.485568%            0.000000%             0.000000%            0.000000%            0.485568%

 60 Days                 0.023121%            0.000000%             0.277457%            0.000000%            0.300578%
                         0.049133%            0.000000%             0.206970%            0.000000%            0.256103%

 90 Days                 0.000000%            0.000000%             0.023121%            0.000000%            0.023121%
                         0.000000%            0.000000%             0.048730%            0.000000%            0.048730%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.508671%            0.138728%             0.300578%            0.000000%            0.947977%
                         0.534701%            0.138038%             0.255700%            0.000000%            0.928439%





                                               OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00





                                     COLLATERAL STATEMENT
 Collateral Description                                                    Mixed Fixed & Arm
 Weighted Average Gross Coupon                                                     6.769051%
 Weighted Average Net Coupon                                                       6.269051%
 Weighted Average Pass-Through Rate                                                6.269051%
 Weighted Average Maturity(Stepdown Calculation )                                        342
 Beginning Scheduled Collateral Loan Count                                             6,032
 Number Of Loans Paid In Full                                                            135
 Ending Scheduled Collateral Loan Count                                                5,897
 Beginning Scheduled Collateral Balance                                       920,194,536.71
 Ending Scheduled Collateral Balance                                          896,261,286.88
 Ending Actual Collateral Balance at 31-Mar-2005                              897,018,113.70
 Monthly P &I Constant                                                          6,080,668.51
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00
 Scheduled Principal                                                              889,965.47
 Unscheduled Principal                                                         23,043,284.36


                             Miscellaneous Reporting
   Taget Overcollateralization Amount                            4,705,021.88
   Overcollateralization Amount                                  4,705,021.88
   Overcollateralization Deficiency Amount                               0.00
   LIBOR                                                            2.850000%
   Net Swap Payment                                                641,948.21

                        Group Level Collateral Statement
Group                                                         1                                2                            Total
Collateral Description                        Fixed 15/30 & ARM                Fixed 15/30 & ARM                Mixed Fixed & Arm
Weighted Average Coupon Rate                           6.555121                         6.846632                         6.769051
Weighted Average Net Rate                              6.055121                         6.346632                         6.269051
Weighted Average Maturity                                   342                              342                              342
Beginning Loan Count                                      1,596                            4,436                            6,032
Loans Paid In Full                                           24                              111                              135
Ending Loan Count                                         1,572                            4,325                            5,897
Beginning Scheduled Balance                      244,894,592.47                   675,299,944.24                   920,194,536.71
Ending scheduled Balance                         240,115,121.22                   656,146,165.66                   896,261,286.88
Record Date                                          03/31/2005                       03/31/2005                       03/31/2005
Principal And Interest Constant                    1,623,921.22                     4,456,747.29                     6,080,668.51
Scheduled Principal                                  286,159.89                       603,805.58                       889,965.47
Unscheduled Principal                              4,493,311.36                    18,549,973.00                    23,043,284.36
Scheduled Interest                                 1,337,761.33                     3,852,941.71                     5,190,703.04
Servicing Fees                                       102,039.41                       281,374.98                       383,414.39
Master Servicing Fees                                      0.00                             0.00                             0.00
Trustee Fee                                                0.00                             0.00                             0.00
FRY Amount                                                 0.00                             0.00                             0.00
Special Hazard Fee                                         0.00                             0.00                             0.00
Other Fee                                                  0.00                             0.00                             0.00
Pool Insurance Fee                                         0.00                             0.00                             0.00
Spread Fee 1                                               0.00                             0.00                             0.00
Spread Fee 2                                               0.00                             0.00                             0.00
Spread Fee 3                                               0.00                             0.00                             0.00
Net Interest                                       1,235,721.92                     3,571,566.73                     4,807,288.65
Realized Loss Amount                                       0.00                             0.00                             0.00
Cumulative Realized Loss                                   0.00                             0.00                             0.00
Percentage of Cumulative Losses                          0.0000                           0.0000                           0.0000
Prepayment Penalties                                       0.00                             0.00                             0.00
Special Servicing Fee                                      0.00                             0.00                             0.00
Pass-Through Rate                                      6.055121                         6.346632                         6.269051

Ex 99.2


theMurrayhillcompany


SASCO 2005-WF1

Credit Risk Manager Report

March 2005


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time.  It does not forecast the performance of the portfolio in the future.  The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.



                            Table of Contents


Section One                                       Executive Summary


Section Two                                       Loan-Level Report


Section Three                                     Prepayment Premium Analysis


Section Four                                      Analytics




c 2005 The Murrayhill Company.  All Rights Reserved.




Section One
Executive Summary


SASCO 2005-WF1
Executive Summary
March 2005

     Transaction Summary


Closing Date:                                       1/31/2005
Depositor:                           Structured Asset Securities Corporation
Trustee(s):                                   Wells Fargo Bank, N.A.
Master Servicer:                      Aurora Loan Services Master Servicing
Servicer(s):                                  Wells Fargo Bank, N.A.
Delinquency Reporting Method:                          OTS1

     Collateral Summary


                                                         2/28/2005 as a Percentage of
                            Closing Date     2/28/20052       Closing Date

Collateral Balance         $942,469,304     $920,522,332        97.67%
Loan Count                        6,131            6,029        98.34%



1    OTS Method:    A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and
     90 days delinquent and the third immediately succeeding month.
2    These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.



Loan Level Analysis
   Loan  Boarding
      According to the Prospectus Supplement, there are 6,131 loans in origination.  Murrayhill has confirmed that all loans have been boarded at the servicer, and cash flows on all loans were included in the 2/28/2005 Investor Reporting file.

Collateral Statistics

                                          Loan Count               Summed Balance

Repurchases*                                 0                           $0

First Payment Default                        3                        $393,500

Early Payment Default**                     25                       $2,981,047

Multiple Loans to One Borrower***           N/A                          N/A

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment
***We are currently awaiting the borrower information necessary to populate these fields

Prepayments

               Remittance                 Beginning Collateral Balance      Total Prepayments       Percentage of Prepayment

                3/25/2005                           $934,754,480                  $13,663,600                   1.46
                2/25/2005                           $939,002,022                  $3,352,778                    0.36


Prepayment Premium Analysis
    Prepayment Premium Issues from the Previous Months
                                      Outstanding Loans that did not have Premiums Remitted

               Remittance      Loan Number     PPP Flag Expiration    Liquidation Date        Status
                                                      Date

                2/25/2005        5972823            8/17/2006             1/27/2005           Awaiting servicer's
                                                                                                    response

                2/25/2005        5973250            8/20/2006             1/25/2005           Awaiting servicer's
                                                                                                    response

Prepayment Premuim Issues for the Current Month
   In the 3/25/2005 remittance, a total of $151,348 was remitted to the P class. Forty one loans with active prepayment flags were paid off and remitted premiums.  Loan number 5973978 was liquidated with an active prepayment premium flag, but did not have a premium remitted. We have contacted the servicer regarding this loan and are awaiting a response.



c 2005 The Murrayhill Company.  All Rights Reserved.



Section Two
Loan-Level Report


              Loan-Level Report Definitions

FICO   r:  Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date:   Either the interest paid-through date or the last contractually due payment made by the borrower.  Murrayhill uses this date to calculate delinquencies.

Valuation:   Represents what is believed to be the most accurate known value of a property based on
Murrayhill's internal formulas.  Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.

Liquidation Date:     Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO.  This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain):   Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.

Delinquency Status:    Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:

       C     The contractually due payment arrived on time.
       3     The contractually due payment had not arrived within thirty days.
       6     The contractually due payment had not arrived within sixty days.
       9     The contractually due payment had not arrived within ninety days.
       F     The property is in the process of foreclosure.
       R     The property is real estate owned (REO).
       0     The mortgage has either liquidated or been paid off.

Delinquency Method:     The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.


                                            Loan Level
SASCO 2005-WF1 Loan-Level Report
Mortgage Data Through: February 28, 2005
Watchlist

Lien       State      First Pmt.      Valuation          Orig. Appr.       Orig Amount        OLTV
Severity           Liq. Date          Est (Gain)/Loss*            Delinquency
Loan Number        Group      FICO    r        Last Paid Dt.      Valuation Date    Current
Value      Current Bal       CLTV     MI TypeCoverage             MI Certificate    Status
5972823  1           CA        10/1/2004         Internal Estimate           $290,000
$226,200           78%       21.00%    4/1/2006          $47,514   00
M25       578      1/1/2005           6/30/2004          $220,400          $0        0%
Active
Default Reason:(Unknown)
4/6/2005           Murrayhill has requested that the servicer remit a prepayment premium and is awaiting a response.
5973250  1           VA        10/1/2004         Internal Estimate           $245,000
$196,000           80%       20.87%    1/1/2006          $40,922  00
M25       589      12/1/2004          6/30/2004          $186,200          $0        0%
Active
Default Reason:(Unknown)
4/6/2005           Murrayhill has requested that the servicer remit a prepayment premium and is awaiting a response.
5973420  1           MI        8/8/2004          Internal Estimate           $142,000
$106,500           75%       -88.13% 8/8/2006             ($93,866)         00
M25       524      1/8/2005           6/30/2004          $107,920          $0        0%
Active
Default Reason:(Unknown)
4/6/2005           Murrayhill has requested that the servicer remit a prepayment premium and is awaiting a response.
5974726  1           IL        11/1/2004         Internal Estimate           $180,000
$144,000           80%       31.19%    11/1/2006         $44,916  C3
M25       546      12/1/2004          12/31/2004         $138,351          $143,834           104%
Monitor
Default Reason:(Unknown)
4/6/2005           This loan has been added to the Watchlist because the loan originated as a cash-out refinance and this loan is an early payment default.
5974995  1           SC        11/1/2004         Internal Estimate           $110,000
$99,00090%         24.28%    5/1/2006          $24,040  C3
M25       579      12/1/2004          12/31/2004         $84,838  $98,451  116%          L
12.00%    9839700635         Monitor
Default Reason:(Unknown)
4/6/2005           This loan has been added to the Watchlist because the loan originated as a cash-out refinance and this loan is an early payment default.
5975148  1           MD        12/1/2004         Internal Estimate           $242,000
$193,600           80%       22.95%    12/1/2005         $44,437 C3
M25       580      12/1/2004          12/31/2004         $183,920          $193,489           105%
Monitor
Default Reason:(Unknown)
4/6/2005           This loan has been added to the Watchlist because the loan originated as a cash-out refinance and is an early payment default.



* The estimated loss includes estimated mortgage insurance proceeds where applicable.
c 2005 The Murrayhill Company.  All Rights Reserved.
SASCO 2005-WF1 Loan-Level Report
Mortgage Data Through: February 28, 2005
Watchlist

Lien       State      First Pmt.      Valuation          Orig. Appr.       Orig Amount        OLTV
Severity           Liq. Date          Est (Gain)/Loss*            Delinquency
                                            Loan Level
Loan Number        Group      FICO    r        Last Paid Dt.      Valuation Date    Current
Value      Current Bal       CLTV     MI Type  Coverage             MI Certificate    Status
5975564  1           FL        12/1/2004         Internal Estimate           $103,000
$82,400  80%         27.11%    3/1/2006          $22,343  C3
M25       574      12/1/2004          12/31/2004         $78,280  $82,326  105%          Monitor
Default Reason:(Unknown)
4/6/2005           This loan has been added to the Watchlist because the loan originated as a cash-out refinance and is an early payment default.
5975596  1           SC        11/1/2004         Internal Estimate           $55,000  $41,250  75%
30.03%    5/1/2006           $12,391  C3
M25       628      12/1/2004          12/31/2004         $42,157  $41,182  98%           Monitor
Default Reason:(Unknown)
4/6/2005           This loan has been added to the Watchlist because the loan originated as a cash-out refinance and is an early payment default.
5975604  1           MD        11/1/2004         Internal Estimate           $225,000
$165,000           73%       12.36%    12/1/2005         $20,396  C3
M25       520      12/1/2004          12/31/2004         $175,344          $164,722           94%
Monitor
Default Reason:(Unknown)
4/7/2005           This loan has been added to the Watchlist because the loan originated as a cash-out refinance and is an early payment default.
5975835  1           MD        12/1/2004         Internal Estimate           $229,000
$171,750           75%       17.25%    12/1/2005         $29,638  C3
M25       507      12/1/2004          12/31/2004         $174,040          $171,646           99%
Monitor
Default Reason:(Unknown)
4/7/2005           This loan has been added to the Watchlist because it originated as a cash-out refinance and is an early payment default.
5975867  1           NC        11/1/2004         Internal Estimate           $78,000  $54,600  70%
20.03%    3/1/2006           $10,939  C3
M25       525      12/1/2004          12/31/2004         $60,231  $54,543  91%           Monitor
Default Reason:(Unknown)
4/6/2005           This loan has been added to the Watchlist because the loan originated as a cash-out refinance and is an early payment default.
5976193  1           NJ        11/1/2004         Internal Estimate           $155,000
$139,500           90%       24.01%    8/1/2006          $33,495  C3
M25       676      12/1/2004          12/31/2004         $120,191          $139,321           116%
L         12.00%    99064824          Monitor
Default Reason:(Unknown)
4/6/2005           This loan has been added to the Watchlist because the loan originated as a cash-out refinance and is an early payment default.



* The estimated loss includes estimated mortgage insurance proceeds where applicable.
c 2005 The Murrayhill Company.  All Rights Reserved.
SASCO 2005-WF1 Loan-Level Report
Mortgage Data Through: February 28, 2005
Watchlist

Lien       State      First Pmt.      Valuation          Orig. Appr.       Orig Amount        OLTV
Severity           Liq. Date          Est (Gain)/Loss*            Delinquency
Loan Number        Group      FICO    r        Last Paid Dt.      Valuation Date    Current
Value      Current Bal       CLTV     MI Type  Coverage             MI Certificate    Status
5976705  1           OK        12/1/2004         Internal Estimate           $32,000  $27,000  84%
44.31%    6/1/2006           $11,964  C3
M25       587      12/1/2004          12/31/2004         $24,320  $26,971  111%          L
6.00%      2537227 Monitor
Default Reason:(Unknown)
4/6/2005           This loan has been added to the Watchlist because the loan originated as a cash-out refinance and is an early payment default.


                                            Loan Level
5976905 1           FL        12/1/2004         Internal Estimate           $71,000 $56,800 80%
32.19%    3/1/2006           $18,284 C3
M25       547      12/1/2004          12/31/2004         $53,960 $56,760 105%          Monitor
Default Reason:(Unknown)
4/7/2005           This loan has been added to the Watchlist because it originated as a cash-out refinance and is an early payment default.
5977012  1           MA        12/1/2004         Internal Estimate           $200,000
$150,000           75%       16.47%    1/1/2006          $24,712  C3
M25       568      12/1/2004          12/31/2004         $152,000          $149,833           99%
Monitor
Default Reason:(Unknown)
4/6/2005           This loan has been added to the Watchlist because the loan originated as a cash-out refinance and is an early payment default.
5977467  1           IN        12/1/2004         Internal Estimate           $52,000  $41,600  80%
40.88%    7/1/2006           $17,008  C3
M25       525      12/1/2004          12/31/2004         $39,520  $41,577  105%          Monitor
Default Reason:(Unknown)
4/7/2005           This loan has been added to the Watchlist because it originated as a cash-out refinance and is an early payment default.
59775211           MN        12/1/2004         Internal Estimate           $101,000
$80,800  80%         29.71%    8/1/2006          $24,012  C3
M25       591      12/1/2004          12/31/2004         $76,760  $80,725  105%          Monitor
Default Reason:(Unknown)
4/6/2005           This loan has been added to the Watchlist because the loan originated as a cash-out refinance and is an early payment default.
5977792  1           IL        12/1/2004         Internal Estimate           $384,000
$323,000           84%       21.43%    11/1/2006         $69,222  C3
M25       591      12/1/2004          12/31/2004         $291,840          $322,646           111%
L         6.00%    99067567           Monitor
Default Reason:(Unknown)
4/6/2005           This loan has been added to the Watchlist because the loan originated as a cash-out refinance and is an early payment default.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
c 2005 The Murrayhill Company.  All Rights Reserved.
SASCO 2005-WF1 Loan-Level Report
Mortgage Data Through: February 28, 2005
Watchlist

Lien       State      First Pmt.      Valuation          Orig. Appr.       Orig Amount        OLTV
Severity           Liq. Date          Est (Gain)/Loss*            Delinquency
Loan Number        Group      FICO    r        Last Paid Dt.      Valuation Date    Current
Value      Current Bal       CLTV     MI Type  Coverage             MI Certificate    Status
5978078  1           VA        1/1/2005          Internal Estimate           $380,000
$261,500           69%       5.72%      1/1/2006         $14,975  C3
M25       642      12/1/2004          12/31/2004         $288,800          $261,500           91%
Active
Default Reason:(Unknown)
4/6/2005           This loan has been added to the Watchlist because the borrower defaulted on the first payment. This loan also originated as a cash-out refinance using low documentation and is located in Alexandria, VA, an area known for inflated property values.
5978085  1           SC        1/1/2005          Internal Estimate           $82,000 $62,000  76%
-12.11%  5/1/2006              ($7,512)          C3
M25       606      12/1/2004          12/31/2004         $62,320  $62,000  99%           L
35.00%    2539992  Monitor
Default Reason:(Unknown)
4/6/2005           This loan has been added to the Watchlist because the borrower defaulted on the first payment.


                                         Loan Level
5978099  1          MS       1/1/2005         Internal Estimate         $82,500  $70,000  85%
25.08%    1/1/2006         $17,556  C3
M25      641      12/1/2004        12/31/2004        $62,700  $70,000  112%        L
6.00%      9839900244      Monitor
Default Reason:(Unknown)
4/6/2005          This loan has been added to the Watchlist because the borrower defaulted on the first payment.  This loan is also a cash-out refinance.

* The estimated loss includes estimated mortgage insurance proceeds where applicable.



c 2005 The Murrayhill Company.  All Rights Reserved.



Section Three
Prepayment Premium Analysis



Reconciliation of Prepayment Premiums for SASCO 2005-WF1
                   Mortgage Data Through: February 28, 2005

Section 1:  Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to
            Certificateholders prepared by the trustee.

                                        Trustee Remittance Date
                Class                 25-Mar-05           25-Feb-05
                P Class               $151,348            $20,217

Section 2:  Prepayment premiums collected by the servicers and remitted to the trustee.  This information is reported to
            Murrayhill by the servicers each month.

                                      Trustee Remittance Date
                Servicer              25-Mar-05           25-Feb-05
                Total                 $151,348            $20,217

Section 3:  Reconciliation of the amount remitted to the P Class by the trustee, and the amounts remitted by the servicers to the trustee.

Amount remitted to the P Class:       $151,348
  Amount remitted by servicers:       $151,348
                    Difference:          $0


Aggregate Paid-Off Loans Report for SASCO 2005-WF1
Mortgage Data Through: February 28, 2005

Trustee Remittance Date                                                                    25-Mar-05      25-Feb-05
Loans with Active Prepayment Flags with Premiums Remitted (A)                              41             6

Loans without Prepayment Flags with Premiums Remitted                                      0              0
Total Loans with Premiums Remitted (B)                                                     41             6

Loans with Active Prepayment Flags (C)                                                     42             8

Loans without Prepayment Flags with Premiums Remitted                                      0              0
Subtotal (D)                                                                               42             8

Premiums Remitted for loans with Active Prepayment Flags (A/C)                             97.62%         75.00%

Total Loans with Premiums Remitted to the Subtotal (B/D)                                   97.62%         75.00%

Total Paid-Off Loans (E)                                                                   79             20
Total Loans with Premiums Remitted to the Total Paid-Off Loans
(B/E)                                                                                      51.90%         30.00%


Paid-Off Loans Exception Report for SASCO 2005-WF1
Mortgage Data Through: February 28, 2005
                                                                                                                   TOTAL
Total Paid-Off Loans with Flags                                                                                    43
Less Exceptions:
Loans with Expired Prepayment Clauses*                                                                             1

Loans that Liquidated from REO*                                                                                    0

Loans that Contained a Clause Allowing Prepayment Premiums to be
                                                                                                                   0
Waived at the Time of Liquidation*

Loans with Discrepancies between the Data File and the Note*                                                       0

Defaulted Liquidated Loans that Could Not Have Collected Premiums
                                                                                                                   0
because of the Acceleration of the Debt*

Loans that Liquidated Through Loss Mitigation Efforts*                                                             0

Total Paid-Off Loans with Active Prepayment Flags (C)                                                              42
Other Exceptions:
Paid-Off Loans that Did Not have Premiums Collected because of State
                                                                                                                   0
Statutes

Paid-Off Loans with Active Prepayment Flags that Did Not have
                                                                                                                   1
Premiums Remitted

* These categories are mutually exclusive.


                                           Paid-Off Loans With Prepayment Flags for SASCO 2005-WF1
                                                                 Mortgage Data Through: February 28, 2005
                                                                                              % of PPP   No PPP      PPP
Issuer                                Origination    PPP    Expiration   Payoff    PPP        to Payoff  Remitted,   Remitted,
Number        Delinquency String      Date           Flag   Date         Balance   Remitted   Balance    w/ Flag     No Flag
5973978       C0                      8/20/2004      2      8/20/2006    $214,340  $0         0%         5973978
5972250       C0                      4/1/2004       1      4/1/2005     $572,437  $15,650    3%
5972124       C0                      1/28/2004      2      1/28/2006    $136,816  $1,455     1%
5972130       C0                      1/29/2004      2      1/29/2006    $65,607   $656       1%
5972128       C0                      1/30/2004      2      1/30/2006    $43,095   $395       1%
5972195       C0                      2/11/2004      2      2/11/2006    $162,209  $2,588     2%
5972033       C0                      2/16/2004      2      2/16/2006    $81,840   $1,017     1%
5972016       C0                      2/20/2004      2      2/20/2006    $122,309  $3,662     3%
5972178       C0                      3/5/2004       2      3/5/2006     $144,372  $1,398     1%
5972334       C0                      4/22/2004      2      4/22/2006    $159,755  $1,103     1%
5972843       C0                      6/15/2004      2      6/15/2006    $178,225  $3,564     2%
5973420       00                      7/2/2004       2      $38,900      $106,162  $1,062     1%
5973461       C0                      8/3/2004       2      8/3/2006     $210,023  $2,171     1%
5973140       C0                      8/5/2004       2      8/5/2006     $164,441  $4,518     3%
5973374       C0                      8/5/2004       2      8/5/2006     $210,032  $5,456     3%
5972706       C0                      8/9/2004       2      8/9/2006     $135,578  $3,996     3%
5973486       C0                      8/10/2004      2      8/10/2006    $165,160  $4,373     3%
5973610       C0                      8/11/2004      2      8/11/2006    $167,357  $4,180     2%
5973050       C0                      8/19/2004      2      8/19/2006    $79,735   $2,231     3%
5975042       C0                      8/19/2004      2      8/19/2006    $159,936  $2,557     2%
5972724       C0                      8/24/2004      2      8/24/2006    $219,177  $7,007     3%
5974100       C0                      8/26/2004      2      8/26/2006    $66,820   $672       1%
5975107       C0                      8/26/2004      2      8/26/2006    $259,839  $4,153     2%
5974305       C0                      8/30/2004      2      8/30/2006    $80,729   $2,242     3%
5974395       C0                      9/8/2004       2      9/8/2006     $292,112  $6,947     2%
5974769       C0                      9/13/2004      2      9/13/2006    $157,091  $3,142     2%
5975496       C0                      9/17/2004      2      9/17/2006    $83,816   $2,553     3%
5974933       C0                      9/20/2004      2      9/20/2006    $127,819  $4,983     4%
5975802       C0                      9/23/2004      2      9/23/2006    $343,914  $7,893     2%
5976325       C0                      10/5/2004      2      10/5/2006    $167,604  $5,110     3%
5976805       C0                      10/8/2004      2      10/8/2006    $261,862  $5,182     2%
5977246       C0                      10/15/2004     2      10/15/2006   $67,904   $680       1%
5976640       C0                      10/19/2004     2      10/19/2006   $191,788  $4,313     2%
5976200       C0                      10/22/2004     2      10/22/2006   $272,805  $5,725     2%
5977682       C0                      11/2/2004      2      11/2/2006    $239,759  $5,705     2%
5972460       C0                      4/12/2004      3      4/12/2007    $162,458  $3,366     2%
5973807       C0                      7/16/2004      3      7/16/2007    $136,232  $3,801     3%
5975396       C0                      9/22/2004      3      9/22/2007    $49,559   $1,552     3%
5975656       C0                      9/23/2004      3      9/23/2007    $191,451  $1,920     1%
5975520       C0                      9/24/2004      3      9/24/2007    $254,400  $7,373     3%
5977325       C0                      10/14/2004     3      10/14/2007   $151,654  $3,713     2%
5977302       C0                      10/15/2004     3      10/15/2007   $38,950   $1,285     3%


Paid-Off Loans With Prepayment Flags for SASCO 2005-WF1
  Mortgage Data Through: February 28, 2005 Cont'd

Issuer
Number          Comments
5973978         Awaiting Response from Servicer


c 2005 The Murrayhill Company. All Rights Reserved.



Section Four
Analytics


SASCO 2005-WF1 FICO Distribution by Status
Mortgage Data Through: February 28, 2005

FICO          Delinquency            Percentage
490           Current                0
500           Current                0.004
510           Current                0.011
510           Delinquent             0.022
510           Paid Off               0.01
520           Current                0.018
520           Delinquent             0.022
520           Paid Off               0.04
530           Current                0.027
530           Delinquent             0.089
530           Paid Off               0.03
540           Current                0.038
540           Delinquent             0.044
540           Paid Off               0.061
550           Current                0.043
550           Delinquent             0.067
550           Paid Off               0.051
560           Current                0.065
560           Delinquent             0.044
560           Paid Off               0.061
570           Current                0.083
570           Delinquent             0.089
570           Paid Off               0.131
580           Current                0.083
580           Delinquent             0.178
580           Paid Off               0.081
590           Current                0.08
590           Delinquent             0.067
590           Paid Off               0.061
600           Current                0.082
600           Delinquent             0.044
600           Paid Off               0.061
610           Current                0.068
610           Delinquent             0.133
610           Paid Off               0.051
620           Current                0.063
620           Delinquent             0.067
620           Paid Off               0.051
630           Current                0.059
630           Delinquent             0.044
630           Paid Off               0.04
640           Current                0.056
640           Delinquent             0.067
640           Paid Off               0.081
650           Current                0.046
650           Paid Off               0.04
660           Current                0.038
660           Paid Off               0.04
670           Current                0.026


SASCO 2005-WF1 Loan-to-Value Distribution by Status
Mortgage Data Through: February 28, 2005

LTV           Delinquency            Percentage
0.1           Current                0.001
0.2           Current                0.003
0.3           Delinquent             0.022
0.3           Current                0.008
0.3           Paid Off               0.01
0.4           Paid Off               0.01
0.4           Current                0.017
0.5           Current                0.037
0.5           Paid Off               0.03
0.6           Current                0.068
0.6           Paid Off               0.091
0.6           Delinquent             0.044
0.7           Paid Off               0.071
0.7           Current                0.149
0.7           Delinquent             0.111
0.8           Paid Off               0.424
0.8           Delinquent             0.489
0.8           Current                0.341
0.9           Paid Off               0.293
0.9           Delinquent             0.244
0.9           Current                0.293
1             Delinquent             0.089
1             Paid Off               0.071
1             Current                0.082

Status        # of Loans             Average    Std. Deviation
Current       5,987                  0.786      0.136
Delinquent    45                     0.805      0.122
Paid Off      99                     0.789      0.122
Total:        6,131


SASCO 2005-WF1 Balance Distribution by Status
Mortgage Data Through: February 28, 2005

Balance       Delinquency            Percentage
10000         Current                0.001
20000         Current                0.008
30000         Current                0.027
30000         Delinquent             0.067
40000         Current                0.036
40000         Delinquent             0.044
50000         Current                0.039
50000         Delinquent             0.089
60000         Current                0.044
60000         Delinquent             0.067
70000         Current                0.051
70000         Delinquent             0.022
80000         Current                0.05
80000         Delinquent             0.067
90000         Current                0.054
90000         Delinquent             0.022
100000        Current                0.053
100000        Delinquent             0.067
110000        Current                0.054
110000        Delinquent             0.111
120000        Current                0.049
120000        Delinquent             0.044
130000        Current                0.048
140000        Current                0.04
140000        Delinquent             0.067
150000        Current                0.042
150000        Delinquent             0.067
160000        Current                0.044
160000        Delinquent             0.022
170000        Current                0.034
170000        Delinquent             0.044
180000        Current                0.034
180000        Delinquent             0.022
190000        Current                0.028
190000        Delinquent             0.022
200000        Current                0.028
200000        Delinquent             0.022
210000        Current                0.023
220000        Current                0.025
220000        Delinquent             0.044
230000        Current                0.02
240000        Current                0.019
250000        Current                0.016
260000        Current                0.016
260000        Delinquent             0.044
270000        Current                0.014
280000        Current                0.011
280000        Delinquent             0.022
290000        Current                0.009


SASCO 2005-WF1 Mortgage Type Distribution by Status
Mortgage Data Through: February 28, 2005

Mortgage Type         Delinquency    Percentage
Investment Home       Current        0.03
Investment Home       Paid Off       0.02
Primary Home          Current        0.966
Primary Home          Delinquent     1
Primary Home          Paid Off       0.98
Second Home           Current        0.004

Mortgage Type         Loan Count     Total Balance      Avg. Balance   Std. Deviation
(Unknown)             2              250,884.33         125,442.17     59,140.38
ARM                   4,525          675,605,384.48     149,305.06     90,670.52
Fixed                 1,604          245,125,613.97     152,821.46     109,181.66
Total:                6,131          920,981,882.78


SASCO 2005-WF1 Mortgage Term Distribution by Status
Mortgage Data Through: February 28, 2005

Mortgage Term      Delinquency     Percentage
120                Current         0.001
180                Current         0.066
180                Delinquent      0.022
180                Paid Off        0.051
240                Current         0.005
300                Current         0.001
360                Current         0.927
360                Paid Off        0.949
360                Delinquent      0.978

# of Loans         Other           120          180         240          300         360
6,131              0               7            403         32           3           5,686


SASCO 2005-WF1 Mortgage Purpose Distribution
Mortgage Data Through: February 28, 2005


Purpose      Number  Percentage  Purpose      Number  Percentage  Purpose      Number  Percentage  Purpose        Number  Percentage
Cash-out     4,404   71.8%       Cash-out     4,291   71.7%       Cash-out     31      68.9%       Cash-out       82      82.8%
refinance                        refinance                        refinance                        refinance
Purchase     1,217   19.8%       Purchase     1,195   20.0%       Purchase     11      24.4%       Purchase       11      11.1%

Rate/term    510     8.3%        Rate/term    501     8.4%        Rate/term    3       6.7%        Rate/term      6       6.1%
refinance                        refinance                        refinance                        refinance
Home         0       0.0%        Home         0       0.0%        Home         0       0.0%        Home           0       0.0%
Improvement                      Improvement                      Improvement                      Improvement
Other        0       0.0%        Other        0       0.0%        Other        0       0.0%        Other          0       0.0%

Total        6,131   100%        Total        5,987   100%        Total        45      100%        Total          99      100%


SASCO 2005-WF1 Ownership Distribution by Status
Mortgage Data Through: February 28, 2005

Ownership Type                Delinquency         Percentage
Investment Home               Current             0.03
Investment Home               Paid Off            0.02
Primary Home                  Current             0.966
Primary Home                  Delinquent          1
Primary Home                  Paid Off            0.98
Second Home                   Current             0.004

Title                                 # of Loans
Investment Home                       183
Primary Home                          5,924
Second Home                           24
                          Total:      6,131



SASCO 2005-WF1 Delinquent Balance Over Time
Mortgage Data Through: February 28, 2005

AsOfDate             30 Days             60 Days         90 Days             Foreclosure         REO
1/31/2005            771002.55           0               26779.44            0                   0
2/28/2005            5572980.46          0               0                   0                   0


SASCO 2005-WF1 Delinquent Count Over Time
Mortgage Data Through: February 28, 2005

AsOfDate             30 Days           60 Days           90 Days            Foreclosure          REO
1/31/2005            4                 0                 1                  0                    0
2/28/2005            45                0                 0                  0                    0



SASCO 2005-WF1 Conditional Prepayment Rates
Mortgage Data Through: February 28, 2005

Date                Distribution Date         CPR           3-Month MA           6-Month MA        12-Month MA
2/28/2005           3/25/2005                 16.28%
1/31/2005           2/25/2005                 9.85%



SASCO 2005-WF1 Conditional SDA Performance
Mortgage Data Through: February 28, 2005

Group                    Balance             WA Age      Default Amt  Monthly Default Rate    CDR          SDA Curve        SDA %

SASCO 2005-WF1           920,981,882.78      5.48        0.00         0.00%                   0.00%        0.11%            0.00%

Total                    920,981,882.78      5.48        0.00         0.00%                   0.00%        0.11%            0.00%

